UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2010

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 16, 2010, the Navistar Financial Dealer Note Master Owner Trust (the “Master Owner Trust”) issued a series of notes designated the Floating Rate Dealer Note Asset Backed Variable Funding Notes, Series 2010-VFN (the “Series 2010-VFN Notes”). Simultaneously with the issuance of the Series 2010-VFN Notes, Navistar Financial Securities Corporation (“NFSC”) paid off and terminated all outstanding commitments with respect to the Series 2000-VFC Certificates. The principal characteristics of the Series 2010-VFN Notes are as follows:

Number of classes within Series 2010-VFN Notes: One
Maximum Funded Amount: $500,000,000
Initial Series 2010-VFN Outstanding Principal Amount: $0
Interest Rate: based on CP Rate or 3.50% + Eurodollar subject to adjustment
Closing Date: April 16, 2010
Expected Principal Payment Date: Payment Date 6 months after Amortization Period Commencement Date
Ordinary means of principal repayment: Amortization Period
Amortization Period Commencement Date: the first day of any Due Period occurring after the Purchase Expiration Date then in effect
Purchase Expiration Date: the earlier of August 24, 2010 and the date on which the Early Redemption Period commences, as such date may from time to time be modified
Primary source of credit enhancement for Series 2010-VFN Notes: Overcollateralization represented by the Master Owner Trust Certificate issued to the Seller
Series 2010-VFN Overcollateralization Percentage: 28.25% of initial Series 2010-VFN Collateral Amount subject to adjustment upon the occurrence of certain events
Servicing Fee Percentage: 1.0%

The terms of the Series 2010-VFN Notes and the definitions of capitalized terms may be found in the Indenture Supplement dated as of April 16, 2010, which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Navistar Financial Corporation (“NFC”) on April 21, 2010 and is incorporated by reference herein.

On April 16, 2010, NFC entered into a Note Purchase Agreement, dated as of April 16, 2010 (the “Note Purchase Agreement”), among NFSC, NFC, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC, as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser. Pursuant to the Note Purchase Agreement, NFSC delivered the Series 2010-VFN Notes to the Administrative Agent and paid off all outstanding amounts under the Series 2000-VFC Certificates. Upon the delivery of the Series 2010-VFN Notes and the final payment of all outstanding amounts to the Series 2000-VFC certificate holders, the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated as of January 28, 2000, as amended, and the Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, as amended, the Series 2000-VFC Certificates and all commitments thereunder were terminated. The Note Purchase Agreement was filed as Exhibit 10.2 to the Current Report on Form 8-K filed by NFC on April 21, 2010 and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
Registrant

Date: April 21, 2010	/s/ Andrew J. Cederoth
Andrew J. Cederoth Executive Vice President and Chief Financial Officer